Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
Second Quarter 2010

BB&T Corporation Quarterly Performance Summary Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended June 30					Year-to-Date June 30
					%					%
	2010		2009		Change	2010		2009		Change
Summary Income Statement
Interest income	$1,852		$1,670		10.9%	$3,665		$3,379		8.5%
Interest expense	460		503		(8.5)	926		1,038		(10.8)
Net interest income - taxable equivalent	1,392		1,167		19.3	2,739		2,341		17.0
Less: Taxable-equivalent adjustment	32		29		10.3	65		57		14.0
Net interest income	1,360		1,138		19.5	2,674		2,284		17.1
Provision for credit losses	650		701		(7.3)	1,225		1,377		(11.0)
Net interest income after provision for credit losses	710		437		62.5	1,449		907		59.8
Noninterest income	1,039		993		4.6	1,883		2,024		(7.0)
Noninterest expense	1,500		1,181		27.0	2,841		2,250		26.3
Income before income taxes	249		249		-	491		681		(27.9)
Provision for income taxes	25		41		(39.0)	73		155		(52.9)
Net income	224		208		7.7	418		526		(20.5)
Noncontrolling interest	14		4		NM	20		10		100.0
Dividends and accretion on preferred stock	-		83		(100.0)	-		124		(100.0)
Net income available to common shareholders	210		121		73.6	398		392		1.5
Per Common Share Data
Earnings
Basic	$.30		$.20		50.0%	$.58		$.67		(13.4	) %
Diluted	.30		.20		50.0	.57		.67		(14.9)
Cash dividends declared	.15		.15		-	.30		.62		(51.6)
Book value	24.07		22.76		5.8	24.07		22.76		5.8
Tangible book value (1)	14.93		14.74		1.3	14.93		14.74		1.3

End of period shares outstanding (in thousands)	692,777		648,068		6.9	692,777		648,068		6.9
Weighted average shares (in thousands)
Basic	692,113		602,726		14.8	691,456		581,382		18.9
Diluted	701,322		608,797		15.2	700,223		586,256		19.4
Performance Ratios
Return on average assets	.56%		.56%			.52%		.71%
Return on average common shareholders' equity	5.01		3.43			4.80		5.78
Net interest margin - taxable equivalent	4.12		3.56			4.00		3.57
Fee income ratio (2)	40.8		45.5			39.9		44.2
Efficiency ratio (2)	53.7		49.8			53.1		49.2
Credit Quality (including amounts related to covered loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.90%		2.19%			2.90%		2.19%
Loans and leases plus foreclosed property	4.24		3.29			4.24		3.29
Net charge-offs as a percentage of average
loans and leases	2.48		1.81			2.16		1.70
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.66		2.19			2.66		2.19
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	.98	X	1.01	X		.98	X	1.01	X
Average Balances
Total assets	$159,786		$148,496		7.6%	$161,785		$149,182		8.4%
Securities available for sale	28,309		29,510		(4.1)	30,636		30,004		2.1
Loans and leases	103,964		99,577		4.4	104,214		99,650		4.6
Deposits	107,060		94,385		13.4	109,035		94,161		15.8
Client deposits	102,203		85,927		18.9	103,472		85,035		21.7
Shareholders' equity	16,925		16,683		1.5	16,777		16,546		1.4
Period-End Balances
Total assets	$155,083		$152,398		1.8%	$155,083		$152,398		1.8%
Securities available for sale	23,662		30,553		(22.6)	23,662		30,553		(22.6)
Loans and leases	104,719		100,334		4.4	104,719		100,334		4.4
Deposits	104,451		102,164		2.2	104,451		102,164		2.2
Client deposits	101,115		88,339		14.5	101,115		88,339		14.5
Shareholders' equity	16,740		14,792		13.2	16,740		14,792		13.2
Capital Ratios (3)
Risk-based
Tier 1	11.7%		10.6%			11.7%		10.6%
Total	15.8		15.2			15.8		15.2
Leverage	8.9		8.5			8.9		8.5
Tangible common equity (1)	7.0		6.5			7.0		6.5
Tier 1 common equity to risk-weighted assets (1)	8.9		8.4			8.9		8.4

(1)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.

(2)

Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 22 of this supplement. See Non-GAAP reconciliations.

(3)	Current quarter regulatory capital information is preliminary.
NM - not meaningful.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2010		2010		2009		2009		2009
Summary Income Statement
Interest income	$1,852		$1,813		$1,853		$1,776		$1,670
Interest expense	460		466		498		509		503
Net interest income - taxable equivalent	1,392		1,347		1,355		1,267		1,167
Less: Taxable-equivalent adjustment	32		33		32		30		29
Net interest income	1,360		1,314		1,323		1,237		1,138
Provision for credit losses	650		575		725		709		701
Net interest income after provision for credit losses	710		739		598		528		437
Noninterest income	1,039		844		970		940		993
Noninterest expense	1,500		1,341		1,361		1,320		1,181
Income before income taxes	249		242		207		148		249
Provision for income taxes	25		48		13		(9)		41
Net income	224		194		194		157		208
Noncontrolling interest	14		6		9		5		4
Dividends and accretion on preferred stock	-		-		-		-		83
Net income available to common shareholders	210		188		185		152		121
Per Common Share Data
Earnings
Basic	$.30		$.27		$.27		$.23		$.20
Diluted	.30		.27		.27		.23		.20
Cash dividends declared	.15		.15		.15		.15		.15
Book value	24.07		23.80		23.47		23.41		22.76
Tangible book value (1)	14.93		14.67		14.44		14.10		14.74

End of period shares outstanding (in thousands)	692,777		691,869		689,750		687,446		648,068
Weighted average shares (in thousands)
Basic	692,113		690,792		688,590		665,408		602,726
Diluted	701,322		698,675		696,038		672,457		608,797
Performance Ratios
Return on average assets	.56%		.48%		.47%		.40%		.56%
Return on average common shareholders' equity	5.01		4.59		4.52		3.90		3.43
Net interest margin - taxable equivalent	4.12		3.88		3.80		3.68		3.56
Fee income ratio (2)	40.8		39.0		41.2		41.8		45.5
Efficiency ratio (2)	53.7		52.4		51.4		52.0		49.8
Credit Quality (including amounts related to covered
loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.90%		2.84%		2.65%		2.48%		2.19%
Loans and leases plus foreclosed property	4.24		4.38		4.07		3.78		3.29
Net charge-offs as a percentage of average
loans and leases	2.48		1.84		1.83		1.71		1.81
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.66		2.65		2.51		2.29		2.19
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	.98	X	.94	X	.96	X	.93	X	1.01	X
Average Balances
Total assets	$159,786		$163,807		$164,719		$157,451		$148,496
Securities available for sale	28,309		32,989		33,351		31,511		29,510
Loans and leases	103,964		104,468		105,869		103,334		99,577
Deposits	107,060		111,031		113,622		107,310		94,385
Client deposits	102,203		104,754		105,426		96,349		85,927
Shareholders' equity	16,925		16,627		16,336		15,537		16,683
Period-End Balances
Total assets	$155,083		$163,700		$165,764		$165,328		$152,398
Securities available for sale	23,662		32,654		33,253		33,477		30,553
Loans and leases	104,719		104,401		106,207		107,027		100,334
Deposits	104,451		113,723		114,965		114,510		102,164
Client deposits	101,115		104,109		106,760		103,725		88,339
Shareholders' equity	16,740		16,528		16,241		16,142		14,792
Capital Ratios (3)
Risk-based
Tier 1	11.7%		11.6%		11.5%		11.1%		10.6%
Total	15.8		15.9		15.8		15.6		15.2
Leverage	8.9		8.7		8.5		8.5		8.5
Tangible common equity (1)	7.0		6.4		6.2		6.1		6.5
Tier 1 common equity to risk-weighted assets (1)	8.9		8.6		8.5		8.4		8.4

(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.
(2)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 22 of this supplement.
See Non-GAAP reconciliations.
(3)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended June 30				Year-to-Date June 30
			Change				Change
	2010	2009	$	%	2010	2009	$	%

Interest Income
Interest and fees on loans and leases	$1,525	$1,336	$189	14.1%	$2,965	$2,658	$307	11.6%
Interest and dividends on securities	291	299	(8)	(2.7)	627	651	(24)	(3.7)
Interest on other earning assets	3	5	(2)	(40.0)	6	10	(4)	(40.0)
Total interest income	1,819	1,640	179	10.9	3,598	3,319	279	8.4

Interest Expense
Interest on deposits	241	320	(79)	(24.7)	500	666	(166)	(24.9)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	6	17	(11)	(64.7)	11	40	(29)	(72.5)
Interest on long-term debt	212	165	47	28.5	413	329	84	25.5
Total interest expense	459	502	(43)	(8.6)	924	1,035	(111)	(10.7)

Net interest income	1,360	1,138	222	19.5	2,674	2,284	390	17.1
Provision for credit losses	650	701	(51)	(7.3)	1,225	1,377	(152)	(11.0)
Net interest income after provision for credit losses	710	437	273	62.5	1,449	907	542	59.8

Noninterest income
Insurance income	287	281	6	2.1	540	533	7	1.3
Service charges on deposits	164	168	(4)	(2.4)	328	324	4	1.2
Mortgage banking income	110	184	(74)	(40.2)	199	372	(173)	(46.5)
Investment banking and brokerage fees and commissions	91	92	(1)	(1.1)	170	174	(4)	(2.3)
Other nondeposit fees and commissions	63	53	10	18.9	128	106	22	20.8
Checkcard fees	70	57	13	22.8	131	106	25	23.6
Bankcard fees and merchant discounts	45	39	6	15.4	85	74	11	14.9
Trust and investment advisory revenues	39	33	6	18.2	77	65	12	18.5
Income from bank-owned life insurance	31	25	6	24.0	62	48	14	29.2
FDIC loss share income, net	(78)	-	(78)	NM	(73)	-	(73)	NM
Securities gains, net	219	19	200	NM	216	169	47	27.8
Other income	(2)	42	(44)	(104.8)	20	53	(33)	(62.3)
Total noninterest income	1,039	993	46	4.6	1,883	2,024	(141)	(7.0)

Noninterest Expense
Personnel expense	649	623	26	4.2	1,295	1,223	72	5.9
Foreclosed property expense	240	60	180	NM	418	96	322	NM
Occupancy and equipment expense	158	128	30	23.4	296	257	39	15.2
Professional services	86	64	22	34.4	158	117	41	35.0
Regulatory charges	46	106	(60)	(56.6)	91	139	(48)	(34.5)
Loan processing expense	47	34	13	38.2	82	63	19	30.2
Amortization of intangibles	32	24	8	33.3	64	49	15	30.6
Merger-related and restructuring charges, net	38	(1)	39	NM	55	11	44	NM
Other expenses	204	143	61	42.7	382	295	87	29.5
Total noninterest expense	1,500	1,181	319	27.0	2,841	2,250	591	26.3

Earnings
Income before income taxes	249	249	-	-	491	681	(190)	(27.9)
Provision for income taxes	25	41	(16)	(39.0)	73	155	(82)	(52.9)
Net Income	224	208	16	7.7	418	526	(108)	(20.5)

Noncontrolling interest	14	4	10	NM	20	10	10	100.0
Dividends and accretion on preferred stock	-	83	(83)	(100.0)	-	124	(124)	(100.0)
Net income available to common shareholders	$210	$121	$89	73.6	$398	$392	$6	1.5%

Earnings Per Common Share
Basic	$.30	$.20	$.10	50.0%	$.58	$.67	$(.09)	(13.4	) %
Diluted	.30	.20	.10	50.0	.57	.67	(.10)	(14.9)

Weighted Average Shares Outstanding
Basic	692,113	602,726	89,387	14.8	691,456	581,382	110,074	18.9
Diluted	701,322	608,797	92,525	15.2	700,223	586,256	113,967	19.4
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2010	2010	2009	2009	2009

Interest Income
Interest and fees on loans and leases	$1,525	$1,440	$1,475	$1,414	$1,336
Interest and dividends on securities	291	336	341	327	299
Interest on other earning assets	3	3	4	4	5
Total interest income	1,819	1,779	1,820	1,745	1,640

Interest Expense
Interest on deposits	241	259	294	311	320
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	6	5	7	11	17
Interest on long-term debt	212	201	196	186	165
Total interest expense	459	465	497	508	502

Net interest income	1,360	1,314	1,323	1,237	1,138
Provision for credit losses	650	575	725	709	701
Net interest income after provision for credit losses	710	739	598	528	437

Noninterest income
Insurance income	287	253	260	254	281
Service charges on deposits	164	164	186	180	168
Mortgage banking income	110	89	142	144	184
Investment banking and brokerage fees and commissions	91	79	83	89	92
Other nondeposit fees and commissions	63	65	64	59	53
Checkcard fees	70	61	62	59	57
Bankcard fees and merchant discounts	45	40	41	41	39
Trust and investment advisory revenues	39	38	38	36	33
Income from bank-owned life insurance	31	31	25	24	25
FDIC loss share income, net	(78)	5	11	3	-
Securities (losses) gains, net	219	(3)	(1)	31	19
Other income	(2)	22	59	20	42
Total noninterest income	1,039	844	970	940	993

Noninterest Expense
Personnel expense	649	646	650	644	623
Foreclosed property expense	240	178	142	118	60
Occupancy and equipment expense	158	138	173	149	128
Professional services	86	72	77	68	64
Regulatory charges	46	45	47	44	106
Loan processing expense	47	35	34	38	34
Amortization of intangibles	32	32	36	29	24
Merger-related and restructuring charges, net	38	17	9	18	(1)
Other expenses	204	178	193	212	143
Total noninterest expense	1,500	1,341	1,361	1,320	1,181

Earnings
Income before income taxes	249	242	207	148	249
Provision for income taxes	25	48	13	(9)	41
Net Income	224	194	194	157	208

Noncontrolling interest	14	6	9	5	4
Dividends and accretion on preferred stock	-	-	-	-	83
Net income available to common shareholders	$210	$188	$185	$152	$121

Earnings Per Common Share
Basic	$.30	$.27	$.27	$.23	$.20
Diluted	.30	.27	.27	.23	.20

Weighted Average Shares Outstanding
Basic	692,113	690,792	688,590	665,408	602,726
Diluted	701,322	698,675	696,038	672,457	608,797

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of June 30,		Change
	2010	2009	$	%

Assets
Cash and due from banks	$1,270	$1,571	$(301)	(19.2	) %
Interest-bearing deposits with banks	931	416	515	123.8
Federal funds sold and securities purchased under
resale agreements or similar arrangements	308	247	61	24.7
Segregated cash due from banks	255	267	(12)	(4.5)
Trading securities at fair value	587	522	65	12.5
Securities available for sale at fair value (1)	23,662	30,553	(6,891)	(22.6)
Loans and leases:
Commercial loans and leases	49,054	50,364	(1,310)	(2.6)
Direct retail loans	13,939	14,577	(638)	(4.4)
Sales finance loans	6,863	6,536	327	5.0
Revolving credit loans	2,024	1,843	181	9.8
Mortgage loans	15,452	15,639	(187)	(1.2)
Specialized lending	7,954	7,393	561	7.6
Other acquired loans	85	-	85	NM
Total loans and leases held for investment (excluding
covered loans)	95,371	96,352	(981)	(1.0)
Covered loans	7,177	-	7,177	NM
Total loans and leases held for investment	102,548	96,352	6,196	6.4

Loans held for sale	2,171	3,982	(1,811)	(45.5)
Total loans and leases	104,719	100,334	4,385	4.4
Allowance for loan and lease losses	(2,723)	(2,110)	(613)	29.1
FDIC loss share receivable	2,230	-	2,230	NM
Premises and equipment	1,835	1,577	258	16.4
Goodwill	6,067	5,491	576	10.5
Core deposit and other intangible assets	569	497	72	14.5
Residential mortgage servicing rights at fair value	665	615	50	8.1
Other assets (2)	14,708	12,418	2,290	18.4
Total assets	$155,083	$152,398	$2,685	1.8%

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$19,767	$16,054	$3,713	23.1%
Interest checking	3,760	3,181	579	18.2
Other client deposits	49,989	43,632	6,357	14.6
Client certificates of deposit	27,599	25,472	2,127	8.4
Total client deposits	101,115	88,339	12,776	14.5

Other interest-bearing deposits	3,336	13,825	(10,489)	(75.9)
Total deposits	104,451	102,164	2,287	2.2
Fed funds purchased, repos and other borrowings	6,080	12,631	(6,551)	(51.9)
Long-term debt	22,086	18,110	3,976	22.0
Other liabilities	5,726	4,701	1,025	21.8
Total liabilities	138,343	137,606	737	0.5
Shareholders' equity:
Common stock	3,464	3,240	224	6.9
Additional paid-in capital	5,720	4,828	892	18.5
Retained earnings	7,729	7,409	320	4.3
Noncontrolling interest	64	45	19	42.2
Accumulated other comprehensive loss	(237)	(730)	493	(67.5)
Total shareholders' equity	16,740	14,792	1,948	13.2
Total liabilities and shareholders' equity	$155,083	$152,398	$2,685	1.8%

(1)	Includes $1.4 billion covered by FDIC loss sharing agreements at June 30, 2010.
(2)	Includes $215 million of foreclosed property and other assets covered by FDIC loss sharing agreements at June 30, 2010.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2010	2010	2009	2009	2009

Assets
Cash and due from banks	$1,270	$1,265	$1,584	$1,292	$1,571
Interest-bearing deposits with banks	931	574	667	579	416
Federal funds sold and securities purchased under
resale agreements or similar arrangements	308	399	398	520	247
Segregated cash due from banks	255	269	270	286	267
Trading securities at fair value	587	651	636	686	522
Securities available for sale at fair value (1)	23,662	32,654	33,253	33,477	30,553
Loans and leases:
Commercial loans and leases	49,054	49,304	49,820	49,591	50,364
Direct retail loans	13,939	14,055	14,283	14,482	14,577
Sales finance loans	6,863	6,555	6,290	6,493	6,536
Revolving credit loans	2,024	1,981	2,016	1,929	1,843
Mortgage loans	15,452	15,498	15,435	15,463	15,639
Specialized lending	7,954	7,394	7,670	7,497	7,393
Other acquired loans	85	99	123	141	-
Total loans and leases held for investment (excluding covered loans)	95,371	94,886	95,637	95,596	96,352
Covered loans	7,177	7,458	8,019	8,305	-
Total loans and leases held for investment	102,548	102,344	103,656	103,901	96,352

Loans held for sale	2,171	2,057	2,551	3,126	3,982
Total loans and leases	104,719	104,401	106,207	107,027	100,334
Allowance for loan and lease losses	(2,723)	(2,714)	(2,600)	(2,379)	(2,110)
FDIC loss share receivable	2,230	2,611	3,062	3,336	-
Premises and equipment	1,835	1,798	1,583	1,591	1,577
Goodwill	6,067	6,055	6,053	6,183	5,491
Core deposit and other intangible assets	569	601	640	645	497
Residential mortgage servicing rights at fair value	665	875	832	639	615
Other assets (2)	14,708	14,261	13,179	11,446	12,418
Total assets	$155,083	$163,700	$165,764	$165,328	$152,398

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$19,767	$19,022	$18,945	$18,673	$16,054
Interest checking	3,760	3,504	3,420	3,621	3,181
Other client deposits	49,989	51,897	52,097	48,878	43,632
Client certificates of deposit	27,599	29,686	32,298	32,553	25,472
Total client deposits	101,115	104,109	106,760	103,725	88,339

Other interest-bearing deposits	3,336	9,614	8,205	10,785	13,825
Total deposits	104,451	113,723	114,965	114,510	102,164
Fed funds purchased, repos and other borrowings	6,080	7,020	8,106	8,357	12,631
Long-term debt	22,086	21,428	21,376	21,317	18,110
Other liabilities	5,726	5,001	5,076	5,002	4,701
Total liabilities	138,343	147,172	149,523	149,186	137,606
Shareholders' equity:
Common stock	3,464	3,459	3,449	3,437	3,240
Additional paid-in capital	5,720	5,677	5,620	5,563	4,828
Retained earnings	7,729	7,624	7,539	7,458	7,409
Noncontrolling interest	64	60	50	48	45
Accumulated other comprehensive loss	(237)	(292)	(417)	(364)	(730)
Total shareholders' equity	16,740	16,528	16,241	16,142	14,792
Total liabilities and shareholders' equity	$155,083	$163,700	$165,764	$165,328	$152,398

(1)	Includes $1.4 billion, $1.3 billion, $1.2 billion and $1.2 billion at June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, covered by FDIC loss sharing agreements.
(2)

Includes $215 million, $229 million, $215 million and $210 million of foreclosed property and other assets covered by FDIC loss sharing agreements at June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Quarter Ended					Year-to-Date
	June 30		Change			June 30		Change
	2010	2009	$	%		2010	2009	$	%
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$554	$1,170	$(616)	(52.6	) %	$1,092	$1,126	$(34)	(3.0	) %
Mortgage-backed securities issued by GSE	23,080	24,295	(1,215)	(5.0)		24,810	24,714	96	0.4
States and political subdivisions	2,077	2,259	(182)	(8.1)		2,092	2,270	(178)	(7.8)
Non-agency mortgage-backed securities	1,214	1,475	(261)	(17.7)		1,262	1,509	(247)	(16.4)
Other securities	192	311	(119)	(38.3)		196	385	(189)	(49.1)
Covered securities	1,192	-	1,192	NM		1,184	-	1,184	NM
Total securities	28,309	29,510	(1,201)	(4.1)		30,636	30,004	632	2.1

Other earning assets	3,101	2,069	1,032	49.9		2,893	2,087	806	38.6
Loans and leases
Commercial loans and leases	49,079	50,342	(1,263)	(2.5)		49,229	50,486	(1,257)	(2.5)
Direct retail loans	13,994	14,785	(791)	(5.4)		14,079	15,022	(943)	(6.3)
Sales finance loans	6,729	6,302	427	6.8		6,568	6,322	246	3.9
Revolving credit loans	2,002	1,802	200	11.1		1,997	1,785	212	11.9
Mortgage loans	15,586	16,002	(416)	(2.6)		15,522	16,378	(856)	(5.2)
Specialized lending	7,645	6,985	660	9.4		7,562	6,739	823	12.2
Other acquired loans	96	-	96	NM		102	-	102	NM
Total loans and leases held for investment (excluding
covered loans)	95,131	96,218	(1,087)	(1.1)		95,059	96,732	(1,673)	(1.7)
Covered loans	7,162	-	7,162	NM		7,401	-	7,401	NM
Total loans and leases held for investment	102,293	96,218	6,075	6.3		102,460	96,732	5,728	5.9

Loans held for sale	1,671	3,359	(1,688)	(50.3)		1,754	2,918	(1,164)	(39.9)
Total loans and leases	103,964	99,577	4,387	4.4		104,214	99,650	4,564	4.6

Total earning assets	135,374	131,156	4,218	3.2		137,743	131,741	6,002	4.6

Non-earning assets	24,412	17,340	7,072	40.8		24,042	17,441	6,601	37.8
Total assets	$159,786	$148,496	$11,290	7.6%		$161,785	$149,182	$12,603	8.4%

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$19,346	$15,443	$3,903	25.3%		$18,907	$14,640	$4,267	29.1%
Interest checking	3,905	2,670	1,235	46.3		3,826	2,566	1,260	49.1
Other client deposits	50,207	41,926	8,281	19.8		50,955	41,317	9,638	23.3
Client certificates of deposit	28,745	25,888	2,857	11.0		29,784	26,512	3,272	12.3
Total client deposits	102,203	85,927	16,276	18.9		103,472	85,035	18,437	21.7
Other interest-bearing deposits	4,857	8,458	(3,601)	(42.6)		5,563	9,126	(3,563)	(39.0)
Total deposits	107,060	94,385	12,675	13.4		109,035	94,161	14,874	15.8

Fed funds purchased, repos and other borrowings	9,105	14,732	(5,627)	(38.2)		9,653	15,762	(6,109)	(38.8)
Long-term debt	21,660	17,755	3,905	22.0		21,441	17,596	3,845	21.9
Other liabilities	5,036	4,941	95	1.9		4,879	5,117	(238)	(4.7)
Total liabilities	142,861	131,813	11,048	8.4		145,008	132,636	12,372	9.3

Shareholders' equity	16,925	16,683	242	1.5		16,777	16,546	231	1.4

Total liabilities and shareholders' equity	$159,786	$148,496	$11,290	7.6%		$161,785	$149,182	$12,603	8.4%
Average balances exclude basis adjustments for fair value hedges.

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2010	2010	2009	2009	2009
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$554	$1,636	$2,162	$1,180	$1,170
Mortgage-backed securities issued by GSE	23,080	26,558	26,332	25,892	24,295
States and political subdivisions	2,077	2,107	2,141	2,190	2,259
Non-agency mortgage-backed securities	1,214	1,311	1,361	1,411	1,475
Other securities	192	202	194	252	311
Covered securities	1,192	1,175	1,161	586	-
Total securities	28,309	32,989	33,351	31,511	29,510

Other earning assets	3,101	2,681	2,655	2,331	2,069
Loans and leases
Commercial loans and leases	49,079	49,380	49,419	49,916	50,342
Direct retail loans	13,994	14,165	14,379	14,507	14,785
Sales finance loans	6,729	6,406	6,393	6,528	6,302
Revolving credit loans	2,002	1,991	1,961	1,886	1,802
Mortgage loans	15,586	15,459	15,452	15,515	16,002
Specialized lending	7,645	7,479	7,533	7,542	6,985
Other acquired loans	96	108	133	75	-
Total loans and leases held for investment (excluding
covered loans)	95,131	94,988	95,270	95,969	96,218
Covered loans	7,162	7,642	8,095	4,380	-
Total loans and leases held for investment	102,293	102,630	103,365	100,349	96,218

Loans held for sale	1,671	1,838	2,504	2,985	3,359
Total loans and leases	103,964	104,468	105,869	103,334	99,577

Total earning assets	135,374	140,138	141,875	137,176	131,156

Non-earning assets	24,412	23,669	22,844	20,275	17,340
Total assets	$159,786	$163,807	$164,719	$157,451	$148,496

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$19,346	$18,464	$18,822	$17,389	$15,443
Interest checking	3,905	3,745	3,419	2,762	2,670
Other client deposits	50,207	51,712	50,623	47,046	41,926
Client certificates of deposit	28,745	30,833	32,562	29,152	25,888
Total client deposits	102,203	104,754	105,426	96,349	85,927
Other interest-bearing deposits	4,857	6,277	8,196	10,961	8,458
Total deposits	107,060	111,031	113,622	107,310	94,385

Fed funds purchased, repos and other borrowings	9,105	10,207	8,584	9,964	14,732
Long-term debt	21,660	21,221	21,232	19,867	17,755
Other liabilities	5,036	4,721	4,945	4,773	4,941
Total liabilities	142,861	147,180	148,383	141,914	131,813

Shareholders' equity	16,925	16,627	16,336	15,537	16,683

Total liabilities and shareholders' equity	$159,786	$163,807	$164,719	$157,451	$148,496

Average balances exclude basis adjustments for fair value hedges.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

			Quarter Ended
	June 30, 2010			March 31, 2010
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$554	$5	3.68%	$1,636	$15	3.61%
Mortgage-backed securities issued by GSE	23,080	217	3.77	26,558	254	3.82
States and political subdivisions	2,077	28	5.45	2,107	28	5.38
Non-agency mortgage-backed securities	1,214	18	5.84	1,311	19	5.80
Other securities	192	1	2.43	202	1	2.13
Covered securities	1,192	35	11.65	1,175	34	11.60
Total securities	28,309	304	4.30	32,989	351	4.26

Other earning assets	3,101	4.57		2,681	3.53
Loans and leases
Commercial loans and leases	49,079	514	4.21	49,380	518	4.25
Direct retail loans	13,994	185	5.31	14,165	187	5.34
Sales finance loans	6,729	100	6.01	6,406	100	6.31
Revolving credit loans	2,002	44	8.69	1,991	44	9.04
Mortgage loans	15,586	215	5.51	15,459	213	5.51
Specialized lending	7,645	221	11.59	7,479	211	11.40
Other acquired loans	96	3	10.63	108	3	12.49
Total loans and leases held for investment (excluding covered loans)	95,131	1,282	5.40	94,988	1,276	5.43
Covered loans	7,162	242	13.52	7,642	162	8.61
Total loans and leases held for investment	102,293	1,524	5.97	102,630	1,438	5.67
Loans held for sale	1,671	20	4.73	1,838	21	4.68
Total loans and leases	103,964	1,544	5.95	104,468	1,459	5.65

Total earning assets	135,374	1,852	5.48	140,138	1,813	5.22

Non-earning assets	24,412			23,669
Total assets	$159,786			$163,807

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,905	3.31		$3,745	3.36
Other client deposits	50,207	81.65		51,712	90.70
Client certificates of deposit	28,745	144	2.01	30,833	152	2.00
Other interest-bearing deposits	4,857	13	1.06	6,277	14.93
Total interest-bearing deposits	87,714	241	1.10	92,567	259	1.14

Fed funds purchased, repos and other borrowings	9,105	7.31		10,207	6.23
Long-term debt	21,660	212	3.92	21,221	201	3.82
Total interest-bearing liabilities	118,479	460	1.56	123,995	466	1.52

Noninterest-bearing deposits	19,346			18,464
Other liabilities	5,036			4,721
Shareholders' equity	16,925			16,627
Total liabilities and shareholders' equity	$159,786			$163,807

Average interest-rate spread			3.92			3.70

Net interest income/ net interest margin		$1,392	4.12%		$1,347	3.88%

Taxable-equivalent adjustment		$32			$33

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	December 31, 2009			September 30, 2009			June 30, 2009
		Interest			Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$2,162	$19	3.59%	$1,180	$12	3.75%	$1,170	$11	4.02%
Mortgage-backed securities issued by GSE	26,332	255	3.87	25,892	256	3.97	24,295	246	4.04
States and political subdivisions	2,141	29	5.42	2,190	31	5.52	2,259	32	5.76
Non-agency mortgage-backed securities	1,361	20	5.81	1,411	20	5.81	1,475	22	5.83
Other securities	194	2	3.73	252	2	2.75	311	3	3.73
Covered securities	1,161	33	11.43	586	17	11.46	-	-	-
Total securities	33,351	358	4.29	31,511	338	4.28	29,510	314	4.26

Other earning assets	2,655	4.57		2,331	4.77		2,069	5.92
Loans and leases
Commercial loans and leases	49,419	525	4.22	49,916	540	4.29	50,342	534	4.25
Direct retail loans	14,379	195	5.38	14,507	199	5.43	14,785	200	5.44
Sales finance loans	6,393	103	6.42	6,528	107	6.49	6,302	102	6.45
Revolving credit loans	1,961	45	9.30	1,886	45	9.44	1,802	43	9.45
Mortgage loans	15,452	213	5.51	15,515	222	5.72	16,002	230	5.75
Specialized lending	7,533	215	11.34	7,542	211	11.15	6,985	203	11.64
Other acquired loans	133	4	11.01	75	2	10.46	-	-	-
Total loans and leases held for investment (excluding
covered loans)	95,270	1,300	5.43	95,969	1,326	5.49	96,218	1,312	5.46
Covered loans	8,095	161	7.91	4,380	71	6.45	-	-	-
Total loans and leases held for investment	103,365	1,461	5.62	100,349	1,397	5.53	96,218	1,312	5.46
Loans held for sale	2,504	30	4.85	2,985	37	4.94	3,359	39	4.70
Total loans and leases	105,869	1,491	5.60	103,334	1,434	5.52	99,577	1,351	5.44

Total earning assets	141,875	1,853	5.20	137,176	1,776	5.15	131,156	1,670	5.10

Non-earning assets	22,844			20,275			17,340
Total assets	$164,719			$157,451			$148,496

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,419	4.42		$2,762	3.42		$2,670	2.34
Other client deposits	50,623	106.83		47,046	102.86		41,926	93.89
Client certificates of deposit	32,562	165	2.01	29,152	177	2.41	25,888	196	3.03
Other interest-bearing deposits	8,196	19.95		10,961	29	1.05	8,458	29	1.37
Total interest-bearing deposits	94,800	294	1.23	89,921	311	1.37	78,942	320	1.63

Fed funds purchased, repos and other borrowings	8,584	8.34		9,964	12.48		14,732	19.52
Long-term debt	21,232	196	3.70	19,867	186	3.73	17,755	164	3.70
Total interest-bearing liabilities	124,616	498	1.59	119,752	509	1.69	111,429	503	1.81

Noninterest-bearing deposits	18,822			17,389			15,443
Other liabilities	4,945			4,773			4,941
Shareholders' equity	16,336			15,537			16,683
Total liabilities and shareholders' equity	$164,719			$157,451			$148,496

Average interest-rate spread			3.61			3.46			3.29

Net interest income/ net interest margin (3)		$1,355	3.80%		$1,267	3.68%		$1,167	3.56%

Taxable-equivalent adjustment		$32			$30			$29

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	The net interest margin for the fourth quarter 2009 was 3.78% excluding the $9 million adjustment related to the Colonial loan revaluation.

BB&T Corporation Average Balances and Rates - Year-To-Date (Dollars in millions)

	Year-to-Date
	June 30, 2010			June 30, 2009
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,092	$20	3.63%	$1,126	$23	4.16%
Mortgage-backed securities issued by GSE	24,810	471	3.80	24,714	541	4.37
States and political subdivisions	2,092	56	5.41	2,270	66	5.85
Non-agency mortgage-backed securities	1,262	37	5.82	1,509	44	5.83
Other securities	196	2	2.28	385	8	4.31
Covered securities	1,184	69	11.62	-	-	-
Total securities	30,636	655	4.28	30,004	682	4.55

Other earning assets	2,893	7.56		2,087	10.94
Loans and leases
Commercial loans and leases	49,229	1,032	4.23	50,486	1,045	4.17
Direct retail loans	14,079	372	5.33	15,022	412	5.53
Sales finance loans	6,568	200	6.15	6,322	203	6.46
Revolving credit loans	1,997	88	8.86	1,785	86	9.66
Mortgage loans	15,522	428	5.51	16,378	476	5.82
Specialized lending	7,562	432	11.50	6,739	396	11.81
Other acquired loans	102	6	11.61	-	-	-
Total loans and leases held for investment (excluding
covered loans)	95,059	2,558	5.42	96,732	2,618	5.45
Covered loans	7,401	404	11.00	-	-	-
Total loans and leases held for investment	102,460	2,962	5.82	96,732	2,618	5.45
Loans held for sale	1,754	41	4.71	2,918	69	4.73
Total loans and leases	104,214	3,003	5.80	99,650	2,687	5.43

Total earning assets	137,743	3,665	5.35	131,741	3,379	5.15

Non-earning assets	24,042			17,441
Total assets	$161,785			$149,182

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,826	6.33		$2,566	4.34
Other client deposits	50,955	171.68		41,317	190.93
Client certificates of deposit	29,784	296	2.00	26,512	405	3.08
Other interest-bearing deposits	5,563	27.99		9,126	67	1.47
Total interest-bearing deposits	90,128	500	1.12	79,521	666	1.69

Fed funds purchased, repos and other borrowings	9,653	13.27		15,762	43.56
Long-term debt	21,441	413	3.87	17,596	329	3.75
Total interest-bearing liabilities	121,222	926	1.54	112,879	1,038	1.85

Noninterest-bearing deposits	18,907			14,640
Other liabilities	4,879			5,117
Shareholders' equity	16,777			16,546
Total liabilities and shareholders' equity	$161,785			$149,182

Average interest-rate spread			3.81			3.30

Net interest income/ net interest margin		$2,739	4.00		$2,341	3.57

Taxable-equivalent adjustment		$65			$57

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2010	2010	2009	2009	2009

Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases (7)	$2,075	$1,788	$1,651	$1,610	$1,252
Direct retail loans	234	219	197	187	144
Sales finance loans	6	5	7	7	6
Mortgage loans (7)(8)	387	807	762	662	590
Specialized lending	68	69	96	103	94
Total nonaccrual loans and leases held for investment	2,770	2,888	2,713	2,569	2,086
Loans held for sale	129	6	5	4	5
Foreclosed real estate	1,391	1,524	1,451	1,326	1,201
Other foreclosed property	37	46	58	53	48
Total nonperforming assets (excluding covered assets) (2)	$4,327	$4,464	$4,227	$3,952	$3,340

Performing troubled debt restructurings (TDRs) (3)
Commercial loans and leases	$1,099	$969	$413	$68	$54
Direct retail loans	133	130	132	116	95
Revolving credit loans	60	58	54	51	47
Mortgage loans	668	557	471	302	206
Specialized lending	4	1	-	-	-
Total performing TDRs	$1,964	$1,715	$1,070	$537	$402

Loans 90 days or more past due and still accruing (4)
Commercial loans and leases	$22	$14	$7	$13	$4
Direct retail loans	69	67	82	79	87
Sales finance loans	28	27	30	24	22
Revolving credit loans	20	23	25	23	24
Mortgage loans (8)(9)	209	155	158	172	179
Specialized lending	7	10	12	10	13
Other acquired loans	5	6	5	2	-
Total loans 90 days past due and still accruing (excluding covered
loans) (5)	$360	$302	$319	$323	$329

Loans 30-89 days past due (4)
Commercial loans and leases	$431	$516	$377	$365	$422
Direct retail loans	188	203	216	205	191
Sales finance loans	95	94	126	127	111
Revolving credit loans	28	30	32	32	29
Mortgage loans (9)	561	555	623	664	681
Specialized lending	225	200	306	298	269
Other acquired loans	2	3	6	1	-

Total loans 30-89 days past due (excluding covered loans) (6)	$1,530	$1,601	$1,686	$1,692	$1,703

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)

Excludes foreclosed real estate totaling $176 million, $181 million, $160 million and $151 million at June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, that are covered by FDIC loss sharing agreements.

(3)

Excludes TDRs that are nonperforming totaling $480 million, $333 million, $248 million, $108 million and $49 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively. These amounts are included in total nonperforming assets. Amounts also exclude restructured covered and other acquired loans accounted for under the accretion method.

(4)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(5)

Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $1.5 billion at June 30, 2010, $1.4 billion at March 31, 2010 and December 31, 2009 and $945 million at September 30, 2009.

(6)

Excludes loans totaling $429 million, $356 million, $391 million and $564 million past due 30-89 days at June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, that are covered by FDIC loss sharing agreements.

(7)	Includes a reduction of $44 million in commercial loans and leases and $375 million in mortgage loans during the second quarter of 2010 in connection with BB&T's NPA disposition strategy.
(8)

BB&T revised its nonaccrual policy related to FHA/VA guaranteed mortgage loans during the second quarter of 2010. The change in policy resulted in a decrease in nonaccrual mortgage loans and an increase in mortgage loans 90 days past due and still accruing of approximately $79 million. During the fourth quarter of 2009, BB&T revised its policy related to the reclassification of mortgage loans from nonaccrual to accrual status resulting in an increase of approximately $120 million in nonaccrual mortgage loans.

(9)	Includes past due mortgage loans held for sale.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2010	2010	2009	2009	2009

Allowance for credit losses
Beginning balance	$2,759	$2,672	$2,478	$2,145	$1,895
Provision for credit losses (excluding covered loans)	652	556	725	709	701
Provision for covered loans	(2)	19	-	-	-
Charge-offs
Commercial loans and leases (1)	(277)	(224)	(238)	(204)	(134)
Direct retail loans	(82)	(86)	(79)	(68)	(134)
Sales finance loans	(10)	(16)	(17)	(14)	(19)
Revolving credit loans	(31)	(31)	(32)	(32)	(33)
Mortgage loans (1)	(207)	(77)	(76)	(77)	(78)
Specialized lending	(64)	(75)	(75)	(73)	(74)
Total charge-offs	(671)	(509)	(517)	(468)	(472)

Recoveries
Commercial loans and leases (2)	8	7	9	5	4
Direct retail loans	6	12	7	4	4
Sales finance loans	2	3	2	3	2
Revolving credit loans	4	4	3	3	3
Mortgage loans	1	1	2	2	1
Specialized lending	8	7	6	5	7
Total recoveries	29	34	29	22	21
Net charge-offs	(642)	(475)	(488)	(446)	(451)
Other changes	(14)	(13)	(43)	70	-
Ending balance	$2,753	$2,759	$2,672	$2,478	$2,145

Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$2,706	$2,695	$2,600	$2,379	$2,110
Allowance for covered loans	17	19	-	-	-
Reserve for unfunded lending commitments	30	45	72	99	35
Total	$2,753	$2,759	$2,672	$2,478	$2,145

				As of/For the
				Six Months Ended
				June 30,
				2010	2009

Allowance for credit losses
Beginning balance				$2,672	$1,607
Provision for credit losses (excluding covered loans)				1,208	1,377
Provision for covered loans				17	-
Charge-offs
Commercial loans and leases (1)				(501)	(278)
Direct retail loans				(168)	(202)
Sales finance loans				(26)	(41)
Revolving credit loans				(62)	(63)
Mortgage loans (1)				(284)	(127)
Specialized lending				(139)	(166)
Total charge-offs				(1,180)	(877)

Recoveries
Commercial loans and leases (2)				15	7
Direct retail loans				18	8
Sales finance loans				5	4
Revolving credit loans				8	6
Mortgage loans				2	1
Specialized lending				15	12
Total recoveries				63	38
Net charge-offs				(1,117)	(839)
Other changes				(27)	-
Ending balance				$2,753	$2,145

Allowance for credit losses
Allowance for loan and lease losses				$2,706	$2,110
Allowance for covered loans				17	-
Reserve for unfunded lending commitments				30	35
Total				$2,753	$2,145

(1)	Includes charge-offs of $9 million in commercial loans and leases and $141 million in mortgage loans during the second quarter of 2010 in connection with BB&T's NPA disposition strategy.
(2)	Includes recoveries of $2 million in commercial loans and leases during the second quarter of 2010 in connection with BB&T's NPA disposition strategy.

BB&T Corporation Credit Quality

	As of/For the Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2010		2010		2009		2009		2009

Asset Quality Ratios (including amounts related to covered loans and covered foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.87%		1.87%		1.96%		2.11%		1.70%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	1.82		1.66		1.61		1.18		.33
Nonperforming loans and leases as a
percentage of total loans and leases	2.77		2.77		2.56		2.40		2.08
Nonperforming assets as a percentage of:
Total assets	2.90		2.84		2.65		2.48		2.19
Loans and leases plus foreclosed property	4.24		4.38		4.07		3.78		3.29
Net charge-offs as a percentage of average loans and leases	2.48		1.84		1.83		1.71		1.81
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.66		2.65		2.51		2.29		2.19
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.06	X	1.41	X	1.34	X	1.35	X	1.17	X
Nonperforming loans and leases held for investment	.98		.94		.96		.93		1.01

Asset Quality Ratios (excluding amounts related to covered loans and covered foreclosed property) (2)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.57%		1.65%		1.72%		1.71%		1.70%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	.37		.31		.32		.33		.33
Nonperforming loans and leases as a
percentage of total loans and leases	2.97		2.99		2.77		2.61		2.08
Nonperforming assets as a percentage of:
Total assets	2.93		2.86		2.68		2.52		2.19
Loans and leases plus foreclosed property	4.37		4.53		4.24		3.95		3.29
Net charge-offs as a percentage of average loans and leases (3)	2.66		1.99		1.98		1.79		1.81
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.84		2.84		2.72		2.49		2.19
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.05	X	1.40	X	1.34	X	1.35	X	1.17	X
Nonperforming loans and leases held for investment	.98		.93		.96		.93		1.01

							As of/For the
							Six Months Ended
							June 30,
							2010		2009

Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							2.16%		1.70%
Ratio of allowance for loan and lease losses to net charge-offs							1.21	X	1.25	X
Excluding covered loans:
Net charge-offs as a percentage of average loans and leases (3)							2.33%		1.70%
Ratio of allowance for loan and lease losses to net charge-offs							1.20	X	1.25	X

(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(2)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of acquired loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.
(3)

Excluding the impact of losses and balances associated with BB&T's NPA disposition strategy, the adjusted net charge-offs ratio would have been 2.06% and 2.02% for the second quarter of 2010 and the six months ended June 30, 2010, respectively.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)

	As of / For the Period Ended June 30, 2010
	Builder /	Land / Land	Condos /
	Construction	Development	Townhomes	Total ADC
Total loans outstanding	$1,319	$3,200	$288	$4,807

Average loan size (in thousands)	239	568	1,216	422
Average client size (in thousands)	568	991	2,538	852

Nonaccrual loans and leases as a percentage of category	17.34%	19.40%	17.75%	18.74%
Gross charge-offs as a percentage of category:
Year-to-Date	6.51	12.34	5.88	10.30
Quarter-to-Date	7.93	15.67	6.96	12.98

	As of / For the Period Ended June 30, 2010

			Gross Charge-Offs as a Percentage of
			Outstandings
		Nonaccrual as a
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND	Total	Percentage of
CONSTRUCTION LOANS (ADC) BY STATE OF ORIGINATION	Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina	$2,048	12.89%	4.57%	5.14%
Virginia	765	9.54	7.68	12.75
Georgia	514	35.20	25.53	31.50
South Carolina	473	23.62	4.87	6.89
Florida	312	36.36	27.06	32.53
Washington, D.C.	167	35.85	26.69	45.56
Tennessee	149	15.63	8.19	2.18
Kentucky	128	16.11	1.32	0.45
West Virginia	113	26.05	9.45	9.54
Maryland	73	4.65	-	-
Alabama	64	32.52	23.60	32.69
Other	1	-	-	-
Total	$4,807	18.74%	10.30%	12.98%

OTHER COMMERCIAL REAL ESTATE LOANS (2)
	As of / For the Period Ended June 30, 2010
			Permanent
		Commercial	Income	Total Other
	Commercial	Land/	Producing	Commercial
	Construction	Development	Properties	Real Estate
Total loans outstanding	$1,178	$1,848	$9,475	$12,501

Average loan size (in thousands)	1,138	738	508	563
Average client size (in thousands)	1,667	876	766	820

Nonaccrual loans and leases as a percentage of category	2.73%	14.41%	3.73%	5.22%
Gross charge-offs as a percentage of category:
Year-to-Date	1.39	4.33	1.08	1.62
Quarter-to-Date	1.53	2.33	1.34	1.51

	As of / For the Period Ended June 30, 2010

			Gross Charge-Offs as a Percentage of
			Outstandings
		Nonaccrual as a
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of
ORIGINATION (2)	Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina	$3,778	4.82%	1.29%	1.22%
Georgia	2,098	7.66	2.22	2.69
Virginia	1,960	0.83	0.42	0.39
South Carolina	974	2.70	0.93	0.47
Florida	912	17.96	5.45	4.53
Washington, D.C.	740	4.29	1.53	2.84
Maryland	561	0.47	-	-
West Virginia	461	3.34	1.19	1.07
Kentucky	444	3.89	0.75	0.20
Tennessee	392	6.62	3.80	0.84
Alabama	91	10.84	0.73	0.73
Other	90	-	3.26	1.42
Total	$12,501	5.22%	1.62%	1.51%

Applicable ratios are annualized.
(1)	Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification. Excludes covered loans and in process items.
(2)	C&I loans secured by real property are excluded.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION (1)

	As of / For the Period Ended June 30, 2010
			Construction/
RESIDENTIAL MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (2)	Total

Total loans outstanding	$12,234	$2,332	$638	$508	$15,712

Average loan size (in thousands)	199	315	320	62	198
Average refreshed credit score (3)	717	703	716	577	710

Percentage that are first mortgages	100%	100%	99%	82%	99%
Average loan to value at origination	77	67	74	74	75

Nonaccrual loans and leases as a percentage of category	1.64	4.65	9.80	6.05	2.56
Gross charge-offs as a percentage of category:
Year-to-Date	2.54	6.81	5.65	11.45	3.69
Quarter-to-Date	3.64	10.68	5.23	17.93	5.32

	As of / For the Period Ended June 30, 2010

				Gross Charge-Offs as a Percentage of
				Outstandings
			Nonaccrual as a
		Total	Percentage of
RESIDENTIAL MORTGAGE LOANS BY STATE		Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina		$3,870	1.59%	1.83%	2.96%
Virginia		2,945	1.79	2.27	3.67
Florida		2,200	6.28	9.57	12.60
Maryland		1,570	1.51	3.50	6.03
Georgia		1,503	2.49	4.36	6.12
South Carolina		1,457	3.07	3.64	4.91
Kentucky		378	1.19	.70	1.05
West Virginia		330	1.12	.94	1.73
Tennessee		267	2.00	1.82	2.31
Washington, D.C.		203	1.84	1.17	2.02
Texas		188.07		.36	.61
Alabama		164	2.65	5.55	8.93
Other		637	3.52	4.28	5.24
Total		$15,712	2.56%	3.69%	5.32%

SUPPLEMENTAL DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE PORTFOLIO INFORMATION (4)

		As of / For the Period Ended June 30, 2010

		Residential	Home Equity	Home Equity
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS & LINES		Lot/Land Loans	Loans	Lines	Total

Total loans outstanding		$1,542	$5,847	$5,603	$12,992

Average loan size (in thousands) (5)		62	43	36	41
Average refreshed credit score (6)		720	720	761	744

Percentage that are first mortgages		100%	75%	27%	57%
Average loan to value at origination		80	64	65	65

Nonaccrual loans and leases as a percentage of category		7.65	1.44	.46	1.76
Gross charge-offs as a percentage of category:
Year-to-Date		7.55	1.60	1.51	2.30
Quarter-to-Date		7.98	1.56	1.42	2.28

	As of / For the Period Ended June 30, 2010

				Gross Charge-Offs as a Percentage of
				Outstandings
			Nonaccrual as a
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE		Total	Percentage of
LOANS AND LINES BY STATE OF ORIGINATION		Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina		$4,484	2.05%	2.03%	1.99%
Virginia		2,920.89		1.39	1.37
South Carolina		1,254	2.43	2.42	2.65
Georgia		1,050	2.23	3.86	3.56
Maryland		813.94		2.65	2.59
West Virginia		791	1.51	1.13	1.36
Florida		646	2.86	6.21	6.48
Kentucky		566	1.38	.74	.51
Tennessee		358	2.59	5.10	5.08
Washington, D.C.		83.99		3.71	1.10
Other		27	1.48	.46	.49
Total		$12,992	1.76%	2.30%	2.28%

Applicable ratios are annualized.
(1)	Excludes mortgage loans held for sale, covered loans, mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase and in process items.
(2)	Includes $350 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category.
(3)	Weighted based on outstanding balance.
(4)	Direct retail 1-4 family and lot/land real estate loans are originated through the BB&T branching network. Excludes covered loans and in process items.
(5)	Home equity lines without an outstanding balance are excluded from this calculation.
(6)	Based on number of accounts.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions)

SUPPLEMENTAL TROUBLED DEBT RESTRUCTURINGS INFORMATION

	As of June 30, 2010
			Past Due 30-89
	Current Status		Days		Past Due 90+ Days		Total

Performing restructurings: (1) (2)
Commercial loans	$1,065	96.9%	$31	2.8%	$3	0.3%	$1,099
Direct retail loans	122	91.7	8	6.0	3	2.3	133
Revolving credit loans	47	78.3	7	11.7	6	10.0	60
Residential mortgage loans	545	81.6	101	15.1	22	3.3	668
Specialized lending loans	4	100.0	-	-	-	-	4
Total performing restructurings	1,783	90.9	147	7.5	34	1.7	1,964
Nonperforming restructurings (3)	242	50.4	84	17.5	154	32.1	480
Total restructurings	$2,025	82.9	$231	9.5	$188	7.7	$2,444

(1)	Excludes restructured covered and other acquired loans accounted for under the accretion method.
(2)	Past due performing restructurings are included in past due disclosures.
(3)	Nonperforming restructurings are included in nonaccrual loan disclosures.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2010	2010	2009	2009	2009

Selected Capital Information (1)
Risk-based capital
Tier 1	$13,594	$13,657	$13,456	$12,851	$12,132
Total	18,328	18,658	18,470	18,012	17,361
Risk-weighted assets (2)	116,155	117,410	117,167	115,608	114,173
Average quarterly tangible assets	153,407	157,603	158,061	150,992	143,011
Risk-based capital ratios
Tier 1	11.7%	11.6%	11.5%	11.1%	10.6%
Total	15.8	15.9	15.8	15.6	15.2
Leverage capital ratio	8.9	8.7	8.5	8.5	8.5
Equity as a percentage of total assets	10.8	10.1	9.8	9.8	9.7
Book value per common share	$24.07	$23.80	$23.47	$23.41	$22.76

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	7.0%	6.4%	6.2%	6.1%	6.5%
Tier 1 common equity as a percentage of risk-weighted assets	8.9	8.6	8.5	8.4	8.4

Tangible book value per common share	$14.93	$14.67	$14.44	$14.10	$14.74

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$13,594	$13,657	$13,456	$12,851	$12,132
Less:
Qualifying restricted core capital elements	3,254	3,508	3,497	3,157	2,578
Tier 1 common equity	10,340	10,149	9,959	9,694	9,554

Total assets	$155,083	$163,700	$165,764	$165,328	$152,398
Less:
Intangible assets, net of deferred taxes	6,502	6,519	6,553	6,695	5,851
Plus:
Regulatory adjustments, net of deferred taxes	187	493	806	712	1,315
Tangible assets	148,768	157,674	160,017	159,345	147,862

Total risk-weighted assets (2)	$116,155	$117,410	$117,167	$115,608	$114,173

Tangible common equity as a percentage of tangible assets	7.0%	6.4%	6.2%	6.1%	6.5%
Tier 1 common equity as a percentage of risk-weighted assets	8.9	8.6	8.5	8.4	8.4

Tier 1 common equity	$10,340	$10,149	$9,959	$9,694	$9,554

Outstanding shares at end of period (in thousands)	692,777	691,869	689,750	687,446	648,068

Tangible book value per common share	$14.93	$14.67	$14.44	$14.10	$14.74

(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Growth Rates Adjusted for Purchase Acquisitions and Selected Items

	Percentage Increase (Decrease)
	QTD		Link QTD		YTD
PERCENTAGE CHANGES IN SELECTED BALANCE SHEET ITEMS (1)	2Q10 vs. 2Q09		2Q10 vs. 1Q10		2010 vs. 2009

Average Balances

Commercial loans and leases	(2.5	) %	(2.4	) %	(2.5	) %
Direct retail loans	(5.4)		(4.8)		(6.3)
Sales finance loans	6.8		20.2		3.9
Revolving credit loans	10.8		2.2		11.6
Mortgage loans	(2.7)		3.3		(5.3)
Specialized lending	9.4		8.9		10.1
Other acquired loans	(33.3)		(44.6)		(29.2)
Total loans and leases held for investment (excluding covered loans)	(1.3)		.6		(2.0)
Covered loans	(14.5)		(25.2)		(11.6)
Total loans and leases held for investment	(2.4)		(1.3)		(2.8)
Loans held for sale	(58.6)		(36.4)		(51.3)

Total loans and leases	(4.4)		(1.9)		(4.4)

Noninterest-bearing deposits	8.1		19.5		10.6
Interest checking	43.3		17.6		45.8
Other client deposits	8.0		(11.4)		11.0
Client certificates of deposit	(16.6)		(26.1)		(15.2)
Total client deposits	.6		(9.2)		2.7
Other interest-bearing deposits	(42.7)		(90.7)		(39.1)

Total deposits	(2.7)		(13.8)		(0.8)

	Percentage Increase (Decrease)
	QTD		Link QTD		YTD
PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS (1)(2)	2Q10 vs. 2Q09		2Q10 vs. 1Q10		2010 vs. 2009

Net interest income - taxable equivalent	(0.2	) %	(6.0	) %	.2%

Noninterest income
Insurance income	(.3)		53.9		(.7)
Service charges on deposits	(10.4)		-		(7.9)
Investment banking and brokerage fees	(3.2)		60.9		(3.4)
Mortgage banking income	(37.6)		84.9		(42.9)
Checkcard fees	16.7		59.2		14.9
Other nondeposit fees and commissions	12.5		(12.3)		15.3
Trust and investment advisory revenues	18.2		10.6		18.5
Bankcard fees and merchant discounts	15.4		50.1		14.9
Other income	(51.4)		(167.1)		(14.4)

Total noninterest income	(9.4)		24.7		(7.3)

Noninterest expense

Personnel expense	(3.4)		1.9		(2.2)
Foreclosed property expense	NM		139.7		NM
Occupancy and equipment expense	(.6)		15.7		(2.5)
Other noninterest expense	9.2		41.7		10.3

Total noninterest expense	14.8		32.6		14.3

Applicable ratios are annualized.
(1)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions during 2010 and 2009.
(2)	Excludes securities gains or losses, merger-related and restructuring charges, the net impact of valuation adjustments for mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives, the impacts of FDIC loss share accounting, and other selected items as noted on page 22 of this supplement.
NM - not meaningful.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Second Quarter 2010
No selected items noted

First Quarter 2010
Colonial premises and equipment adjustment	Occupancy and equipment expense			$16	$10
Contingency reserve adjustment	Other noninterest expense			11	7

Fourth Quarter 2009
Colonial acquisition loan revaluation adjustment (1)	Net interest income			9	5
Gain on sale of payroll processing business	Other noninterest income			27	17
Income tax adjustments, net	Provision for income tax			7	7

Third Quarter 2009
Contingency reserve	Other noninterest expense			(25)	(15)
Leveraged lease tax adjustment	Provision for income tax			12	12

Second Quarter 2009
Accelerated amortization on preferred stock	Dividends and accretion on preferred stock			(47)	(47)
FDIC special assessment	Regulatory charges			(71)	(44)
Gain from extinguishment of debt	Other noninterest expense			36	22

First Quarter 2009
Other-than-temporary impairment charges	Securities gains (losses), net			(36)	(22)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2010	2010	2009	2009	2009

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease) (2)	$(234)	$5	$158	$(59)	$137
MSRs hedge (losses) gains	241	(1)	(130)	72	(114)
Net	$7	$4	$28	$13	$23

Residential mortgage loan originations	$5,013	$4,791	$5,327	$6,899	$8,543

Residential mortgage servicing portfolio
Loans serviced for others	59,322	57,200	54,583	52,188	47,037
Bank-owned loans serviced	18,621	18,719	18,991	18,782	19,504
Total servicing portfolio	77,943	75,919	73,574	70,970	66,541

Weighted-average coupon rate	5.43%	5.49%	5.57%	5.62%	5.74%
Weighted-average servicing fee	.357	.363	.369	.374	.378

Selected Miscellaneous Information
Derivatives notional amount	$64,187	$64,558	$66,175	$69,624	$84,649
Fair value of derivatives	279	307	283	382	355
Unrealized appreciation (depreciation) on securities
available for sale, net of tax (3)	74	(81)	(244)	(26)	(384)
Common stock prices
High	35.72	32.93	28.66	29.81	28.67
Low	26.18	25.40	23.75	19.83	16.27
End of period	26.31	32.39	25.37	27.24	21.98

Banking offices	1,791	1,838	1,857	1,859	1,505
ATMs	2,496	2,534	2,541	2,576	2,194
FTEs	31,603	31,929	32,394	32,821	28,763

(1)	Amounts recorded in fourth quarter 2009 that relate to third quarter 2009.
(2)	Includes a $2 million decrease due to a valuation adjustment for MSRs carried at the lower of cost or market during the second quarter of 2010.
(3)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation NON-GAAP Reconciliation Table

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
NON-GAAP Reconciliation Table	2010	2010	2009	2009	2009

Efficiency ratio - GAAP	61.7%	61.2%	58.5%	59.8%	54.7%
Effect of securities gains (losses), net	5.1	(.1)	-	.8	.5
Effect of merger-related and restructuring charges, net	(1.6)	(.7)	(.4)	(.8)	-
Effect of contingency reserve	-	.5	-	(1.1)	-
Effect of FDIC special assessment	-	-	-	-	(3.3)
Effect of gain on extinguishment of debt	-	-	-	-	1.7
Effect of payroll services gain	-	-	.7	-	-
Effect of Colonial revaluation adjustments	-	-	.3	-	-
Effect of Colonial premises and equipment adjustments	-	.8	-	-	-
Effect of FDIC loss share accounting	-	.3	-	-	-
Effect of foreclosed property expense	(10.1)	(8.1)	(6.2)	(5.4)	(2.7)
Effect of amortization of intangibles	(1.4)	(1.5)	(1.5)	(1.3)	(1.1)
Efficiency ratio - reported	53.7	52.4	51.4	52.0	49.8
Fee income ratio - GAAP	42.7%	38.5%	41.7%	42.6%	46.0%
Effect of securities gains (losses), net	(5.5)	.1	-	(.8)	(.5)
Effect of payroll services gain	-	-	(.7)	-	-
Effect of FDIC loss share accounting	3.6	.4	-	-	-
Effect of Colonial revaluation adjustments	-	-	.2	-	-
Fee income ratio - reported	40.8	39.0	41.2	41.8	45.5

				Year-to-Date
				June 30,
NON-GAAP Reconciliation Table				2010	2009

Efficiency ratio - GAAP				61.5%	51.6%
Effect of securities gains (losses), net				2.5	1.9
Effect of merger-related and restructuring charges, net				(1.2)	(.3)
Effect of contingency reserve				.3	-
Effect of FDIC special assessment				-	(1.7)
Effect of gain on extinguishment of debt				-	1.0
Effect of Colonial premises and equipment adjustments				.4	-
Effect of FDIC loss share accounting				.2	-
Effect of foreclosed property expense				(9.2)	(2.2)
Effect of amortization of intangibles				(1.4)	(1.1)
Efficiency ratio - reported				53.1	49.2
Fee income ratio - GAAP				40.7%	46.4%
Effect of securities gains (losses), net				(2.9)	(2.2)
Effect of FDIC loss share accounting				2.1	-
Fee income ratio - reported				39.9	44.2